Exhibit 99.2

CARD SERIES SCHEDULE TO

MONTHLY NOTEHOLDERS’ STATEMENT

Date:                    June 10, 2003

CAPITAL ONE MULTI-ASSET EXECUTION TRUST, ASSET POOL1

Monthly Period Ending: May 31, 2003

Reference is made to the Series 2002-CC Supplement (the “Series 2002-CC Supplement”), dated as of October 9, 2002, between Capital One Funding, LLC, a Virginia limited liability company (“Funding”), as Transferor, Capital One Bank, a Virginia banking corporation (the “Bank”), as Servicer, and The Bank of New York, as Trustee, and the Indenture (the “Indenture”), dated as of October 9, 2002, between Capital One Multi-asset Execution Trust, as Issuer, and The Bank of New York, as Indenture Trustee. Terms used herein and not defined herein have the meanings ascribed to them in the Series 2002-CC Supplement, the Indenture and the related Indenture Supplements, as applicable.

The following computations are prepared with respect to the Transfer Date of June 13, 2003 and with respect to the performance of the Trust during the related Monthly Period.

A. Targeted Deposits to Interest Funding sub-Accounts:

	Targeted Deposit to Interest Funding sub- Account	Actual Deposit to Interest Funding sub- Account	Interest Funding sub- account Balance prior to Withdrawals	Interest Funding sub- Account Earnings
Class A (2002-1)	702,222.22	702,222.22	702,222.22	0.00
Class A (2002-2)	800,000.00	800,000.00	800,000.00	0.00
Class A (2003-1)	1,813,333.33	1,813,333.33	1,813,333.33	0.00
Class A (2003-A)	517,617.77	517,617.77	517,617.77	0.00

Class B (2002-1)	619,111.11	619,111.11	619,111.11	0.00
Class B (2003-1)	551,111.11	551,111.11	551,111.11	0.00
Class B (2003-2)	554,166.67	554,166.67	554,166.67	0.00

Class C (2002-1)	541,333.33	541,333.33	541,333.33	0.00
Class C (2003-A)	405,333.33	405,333.33	405,333.33	0.00
Class C (2003-B)	608,088.24	608,088.24	608,088.24	0.00
Class C (2003-1)	510,460.07	510,460.07	510,460.07	0.00

B. Interest to be paid on the corresponding Distribution Date:

	CUSIP Number	Interest Payment Date	Total Amount of Interest to be paid	Per $1000
Class A (2002-1)	14041NAC5	16-Jun-03	702,222.22	1.4044444444
Class A (2002-2)	14041NAD3	16-Jun-03	800,000.00	1.3333333333
Class A (2003-1)	14041NAJ0	16-Jun-03	1,813,333.33	1.5111111111
Class A (2003-A)		16-Jun-03	517,617.77	1.2940444250

Class B (2002-1)	14041NAA9	16-Jun-03	619,111.11	1.7688888889
Class B (2003-1)	14041NAK7	16-Jun-03	551,111.11	2.7555555556
Class B (2003-2)	14041NAL5	16-Jun-03	554,166.67	3.6944444444

Class C (2002-1)	14041NAB7	16-Jun-03	541,333.33	3.6088888889
Class C (2003-A)	14041NAE1	16-Jun-03	405,333.33	4.0533333333
Class C (2003-B)		16-Jun-03	608,088.24	4.0539216222
Class C (2003-1)	14041NAP6	16-Jun-03	510,460.07	2.0418402778

C. Targeted Deposits to Principal Funding sub-Accounts:

	Targeted Deposit to Principal Funding sub- Account	Actual Deposit to Principal Funding sub- Account	Principal Funding sub- account Balance prior to Withdrawals	Principal Funding sub- Account Earnings

NOTHING TO REPORT

D. Principal to be paid on the Distribution Date:

	CUSIP Number	Principal Payment Date	Total Amount of Principal to be paid	Per 1000

NOTHING TO REPORT

E. Targeted Deposits to Class C Reserve sub-Accounts:

	Targeted Deposit to Class C Reserve sub- Account	Actual Deposit to Class C Reserve sub- Account	Class C Reserve sub- Account Balance prior to Withdrawals	Class C Reserve sub- Account Earnings

NOTHING TO REPORT

F. Withdrawals to be made from Class C Reserve sub-Accounts:

	Withdrawals for Interest	Withdrawals for Principal	Class C Reserve sub- Account Balance after Withdrawals

NOTHING TO REPORT

G. Targeted Deposits to Class D Reserve sub-Accounts:

	Targeted Deposit to Class D Reserve sub- Account	Actual Deposit to Class D Reserve sub- Account	Class D Reserve sub- Account Balance prior to Withdrawals	Class D Reserve sub- Account Earnings

NOTHING TO REPORT

H. Withdrawals to be made from Class D Reserve sub-Accounts:

	Withdrawals for Interest	Withdrawals for Principal	Class D Reserve sub- Account Balance after Withdrawals

NOTHING TO REPORT

I. Targeted Deposits to Accumulation Reserve sub-Accounts:

	Targeted Deposit to Accumulation Reserve sub-Account	Actual Deposit to Accumulation Reserve sub-Account	Accumulation Reserve sub-Account Balance prior to Withdrawals	Accumulation Reserve sub-Account Earnings

NOTHING TO REPORT

J. Withdrawals to be made from Accumulation Reserve sub-Accounts:

	Withdrawal Amount	Accumulation Reserve sub-Account Balance after Withdrawals

NOTHING TO REPORT

K. Outstanding Dollar Principal Amount and Nominal Liquidation Amount for the related Monthly Period:

(as of the end of the related Monthly Period)

	Initial Dollar Principal Amount	Outstanding Dollar Principal Amount	Adjusted Outstanding Dollar Principal Amount	Nominal Liquidation Amount
Class A (2002-1)	500,000,000.00	500,000,000.00	500,000,000.00	500,000,000.00
Class A (2002-2)	600,000,000.00	600,000,000.00	600,000,000.00	600,000,000.00
Class A (2003-1)	1,200,000,000.00	1,200,000,000.00	1,200,000,000.00	1,200,000,000.00
Class A (2003-A)	400,000,000.00	400,000,000.00	400,000,000.00	400,000,000.00

Class B (2002-1)	350,000,000.00	350,000,000.00	350,000,000.00	350,000,000.00
Class B (2003-1)	200,000,000.00	200,000,000.00	200,000,000.00	200,000,000.00
Class B (2003-2)	150,000,000.00	150,000,000.00	150,000,000.00	150,000,000.00

Class C (2002-1)	150,000,000.00	150,000,000.00	150,000,000.00	150,000,000.00
Class C (2003-A)	100,000,000.00	100,000,000.00	100,000,000.00	100,000,000.00
Class C (2003-B)	150,000,000.00	150,000,000.00	150,000,000.00	150,000,000.00
Class C (2003-1)	250,000,000.00	250,000,000.00	250,000,000.00	250,000,000.00

Class D (2002-1)		61,676,809.74	61,676,809.74	61,676,809.74

L. Class A Usage of Class B, C and D Subordination Amounts:

	Class A Usage of Class B Subordination Amount for this Monthly Period	Class A Usage of Class C Subordination Amount for this Monthly Period	Class A Usage of Class D Subordination Amount for this Monthly Period	Cumulative Class A Usage of Class B Subordination Amount	Cumulative Class A Usage of Class C Subordination Amount	Cumulative Class A Usage of Class D Subordination Amount

NOTHING TO REPORT

M. Class B Usage of Class C and D Subordination Amounts:

	Class B Usage of Class C Subordination Amount for this Monthly Period	Class B Usage of Class D Subordination Amount for this Monthly Period	Cumulative Class B Usage of Class C Subordination Amount	Cumulative Class B Usage of Class D Subordination Amount

NOTHING TO REPORT

N. Class C Usage of Class D Subordination Amounts:

	Class C Usage of Class D Subordination Amount for this Monthly Period	Cumulative Class C Usage of Class D Subordination Amount

NOTHING TO REPORT

O. Required and Available Subordination Amount to Class A, B and C Notes:

(as of the Determination Date, after taking into account all allocations expected to occur on the Distribution Date)

	Required Subordination Amount from Class B Notes	Available Subordination Amount from Class B Notes	Required Subordination Amount from Class C Notes	Available Subordination Amount from Class C Notes	Required Subordination Amount from Class D Notes	Available Subordination Amount from Class D Notes
Class A (2002-1)	61,538,500.00	61,538,500.00	44,615,500.00	44,615,500.00	9,231,000.00	9,231,000.00
Class A (2002-2)	73,846,200.00	73,846,200.00	53,538,600.00	53,538,600.00	11,077,200.00	11,077,200.00
Class A (2003-1)	147,692,400.00	147,692,400.00	107,077,200.00	107,077,200.00	22,154,400.00	22,154,400.00
Class A (2003-A)	49,230,800.00	49,230,800.00	35,692,400.00	35,692,400.00	7,384,800.00	7,384,800.00
Class B (2002-1)			135,068,970.21	135,068,970.21	27,945,945.22	27,945,945.22
Class B (2003-1)			77,182,268.69	77,182,268.69	15,969,111.55	15,969,111.55
Class B (2003-2)			57,886,701.52	57,886,701.52	11,976,833.66	11,976,833.66
Class C (2002-1)					14,233,109.94	14,233,109.94
Class C (2003-A)					9,488,739.96	9,488,739.96
Class C (2003-B)					14,233,109.94	14,233,109.94
Class C (2003-1)					23,721,849.90	23,721,849.90

P. Nominal Liquidation Amount for Tranches of Notes Outstanding:

(as of Determination Date, after taking into account all allocations expected to occur on the Distribution Date)

	Beginning Nominal Liquidation Amount	Increase due to issuance of additional Notes or accretions of Principal for Discount Notes	Withdrawal from Principal Funding sub-Account	Reimbursements of Nominal Liquidation Amount from Available Funds	Reductions due to reallocation of Card Series Principal Amounts	Reduction due to Investor Charge-offs	Reductions due to deposits into the Principal Funding sub-Account	Ending Nominal Liquidation Amount
Class A (2002-1)	500,000,000.00	—	—	—	—	—	—	500,000,000.00
Class A (2002-2)	600,000,000.00	—	—	—	—	—	—	600,000,000.00
Class A (2003-1)	1,200,000,000.00	—	—	—	—	—	—	1,200,000,000.00
Class A (2003-A)	400,000,000.00	—	—	—	—	—	—	400,000,000.00

Class B (2002-1)	350,000,000.00	—	—	—	—	—	—	350,000,000.00
Class B (2003-1)	200,000,000.00	—	—	—	—	—	—	200,000,000.00
Class B (2003-2)	150,000,000.00	—	—	—	—	—	—	150,000,000.00

Class C (2002-1)	150,000,000.00	—	—	—	—	—	—	150,000,000.00
Class C (2003-A)	100,000,000.00	—	—	—	—	—	—	100,000,000.00
Class C (2003-B)	150,000,000.00	—	—	—	—	—	—	150,000,000.00
Class C (2003-1)	250,000,000.00	—	—	—	—	—	—	250,000,000.00

Class D (2002-1)	61,676,809.74	—	—	—	—	—	—	61,676,809.74

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this tenth day of June, 2003.

Capital One Bank,
as Administrator

By:	/s/ Tom Feil
Name: Tom Feil
Title: Director of Capital Markets